Summary Prospectus

October 28, 2026

FIS Bright Portfolios Core Bond ETF (BRIB)

Principal U.S. Listing Exchange for the Fund: NYSE Arca, Inc.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders and other information about the Fund online at www.faithinvestorservices.com. You can also get this information at no cost by calling (833) 833-1311. The current prospectus and statement of additional information, dated October 28, 2026, as supplemented, are incorporated by reference into (legally made a part of) this summary prospectus. Information about the Fund’s net asset value per share, market price, premiums and discounts, and bid-ask spreads can be found at www.faithinvestorservices.com.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

Summary Information — FIS Bright Portfolios Core Bond ETF

Investment Objective

The FIS Bright Portfolios Core Bond ETF (the “Fund”) seeks income generation and capital preservation.

Fund Fees and Expenses

The table below describes the fees and expenses that you pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees, to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.49%
Distribution and/or Service (12b-1) Fees	None
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.49%
(1)	Other expenses” are based on estimated amounts for the current fiscal year and are calculated as a percentage of the Fund’s net assets.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Year	Expenses
1	$50

3	$157

5	$274

10	$616

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may result in higher transaction costs and higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses table or in the Example above, may affect the Fund’s performance. For the fiscal year ended June 30, 2026, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund is an actively managed exchange traded fund (“ETF”) that invests primarily in investment-grade corporate debt. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in investment-grade securities. The corporate bonds in which the Fund may invest include a mix of government obligations (including U.S., state, and local governments, their agencies and instrumentalities); mortgage- and asset-backed securities; corporate debt securities; repurchase agreements; and other similar instruments or securities believed to have debt-like characteristics. Government securities, if any, are held on a secondary, opportunistic basis. Bright Portfolios, LLC (the “Sub-Adviser”) manages the Fund using the Elimination Framework, Portfolio Construction, and Hold-to-Maturity Approach, which are components of its proprietary investment process (the “Common Good Process”). The Common Good Process is applied only to corporate issuers. The Sub-Adviser does not apply the Common Good Process to government securities; instead, the Sub-Adviser evaluates government securities on the basis of the credit quality of the issuing government.

The Elimination Framework

The Fund applies a single exclusionary screen, the Elimination Framework. Only issuers that pass the Elimination Framework are eligible for selection through Portfolio Construction. In selecting investments for the Fund, the Sub-Adviser first applies values-based exclusionary screening that eliminates companies whose revenue derives from business activities the Sub-Adviser has determined are inconsistent with its values-based investment criteria, including activities that destroy human life, that exploit addiction or financial desperation, or that treat persons or essential common goods as commodities. The screen is applied on the basis of a company’s revenue rather than its internal practices, and no revenue materiality thresholds are applied: a company deriving revenue from an excluded activity is not eligible for investment. The specific business activities subject to exclusion, and the scope of each exclusion, are determined by the Sub-Adviser, are documented in its investment process records, and may change over time. This screening policy is not a fundamental policy of the Fund and may be changed without shareholder approval.

Portfolio Construction — Bond Ladder

The Fund is structured as a bond ladder with staggered maturities. The Sub-Adviser expects the ladder typically to consist primarily of investment-grade corporate bonds, but may include any of the other fixed-income securities in which the Fund may invest when the Sub-Adviser believes market conditions warrant. The ladder is typically constructed using securities with maturities ranging from approximately one to ten years, generally targeting approximately one year between maturity dates, and approximately 80 to 120 holdings in total. The Sub-Adviser may purchase securities with maturities longer than ten years when it believes market conditions warrant. Holdings are selected from among eligible issuers based on credit quality, duration, yield, and portfolio fit, with a focus on investment-grade corporate credit.

Hold-to-Maturity Approach

The Fund generally intends to hold bonds to maturity. When bonds mature, proceeds are reinvested, typically at the longer end of the maturity spectrum. The Sub-Adviser has discretion to reinvest proceeds of maturing bonds at shorter maturities when market conditions warrant.

The Sub-Adviser also conducts ongoing monitoring of issuers held in the Fund’s portfolio to assess whether they continue to meet the Fund’s requirements of the Common Good Process. If the Sub-Adviser determines that a portfolio issuer no longer meets these requirements, the Sub-Adviser will evaluate the position and may seek to sell or otherwise exit the investment within a reasonable period of time, taking into consideration market conditions and the best interests of the Fund and its shareholders.

The Fund may engage in active and frequent trading of portfolio securities in implementing its principal investment strategies.

Vident Advisory, LLC d/b/a Vident Asset Management serves as the trading sub-adviser for the Fund and is responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions.

Principal Risks of Investing in the Fund

There is no assurance that the Fund will meet its investment objective. The value of your investment in the Fund, as well as the amount of return you receive on your investment in the Fund, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. Therefore, you should consider carefully the following risks before investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.

Active Management Risk. The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, which may cause the Fund to fail to meet its investment objective or to underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active trading that can accompany active management may result in high portfolio turnover, which may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active trading may also result in adverse tax consequences.

Asset-Backed and Mortgage-Backed Securities Risk. Mortgage- and asset-backed securities (“MBS” or “ABS,” respectively), including collateralized debt obligations and collateralized mortgage obligations, differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. Mortgage- and asset-backed securities are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier than expected due to changes in prepayment rates on underlying loans. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. These securities also are subject to extension risk, which is the risk that the life of the ABS or MBS may be extended due to higher interest rates and lower prepayments. As a result, the value of the securities will decrease. MBS also are subject to the risk of high default rates on the mortgages within the mortgage pool.

Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features.

Christian Values Investing Risk. The Fund applies values-based exclusionary screening consistent with Christian values through the Sub-Adviser’s Elimination Framework and may choose not to purchase, or may sell, otherwise profitable investments in issuers whose revenue derives from excluded business activities. This means that the Fund may underperform other similar funds that do not apply such criteria when making investment decisions. In addition, there can be no guarantee that the issuers identified by the Fund’s investment process will align (or be perceived to align) with an investor’s view of Christian values.

Corporate Credit Focus Risk. Although the Fund holds a laddered portfolio of approximately 80 to 120 individual bonds, it focuses its investments in investment-grade corporate credit. The Fund may have limited exposure to other fixed income sectors such as government bonds or securitized credit. This focus may cause the Fund to perform differently than broadly diversified fixed income benchmarks. The Fund does not concentrate its investments (i.e., invest more than 25% of its total assets) in any particular industry or group of industries.

Credit Risk. The risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

Debt Securities or Bond Risk. The Fund is subject to the risk that the market value of the bonds in the Fund’s portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for debt securities, and other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations. Because the Federal Reserve has been raising interest rates, the Fund may be subject to risks associated with rising interest rates. The fixed-income securities in the Fund’s portfolio also are subject to credit risk, which is the possibility that an issuer of a fixed-income security cannot make timely interest and principal payments on its securities or that negative market perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor’s return.

Exchange Traded Funds (“ETFs”) Risk. The Fund is structured as an ETF. As a result, the Fund is subject to special risks, including:

●	Not Individually Redeemable. The Fund’s shares (“Shares”) are not redeemable by retail investors and may be redeemed only by Authorized Participants at net asset value (“NAV”) and only in Creation Units. A retail investor generally incurs brokerage costs when selling shares.
●	Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange which may result in the Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.
●	Absence of Prior Active Market Risk. While the Fund’s Shares are listed on NYSE Arca, Inc. (the “Exchange”), there can be no assurance that an active trading market for Shares will develop or be maintained. The Fund’s distributor does not maintain a secondary market in Shares.
●	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the Shares. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

○	In times of market stress, market makers may step away from their role market making in the Shares and in executing trades, which can lead to differences between the market value of the Shares and the Fund’s NAV.
○	The market price of the Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for the Shares than the Fund’s NAV, which is reflected in the bid and ask price for the Shares or in the closing price.
○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the Fund’s NAV.

●	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

Additionally, purchases and redemptions of creation units primarily with cash rather than through in-kind delivery of portfolio securities may cause the Fund to incur certain costs, including brokerage costs or taxable gains or losses that it might not have incurred if it made a redemption in-kind, and therefore decrease the Fund’s NAV to the extent not offset by a transaction fee payable by an AP.

Extension Risk. During periods of rising interest rates, certain debt obligations may be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in the Fund’s income and potentially in the value of the Fund’s investments.

Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds.

Interest Rate Risk. Interest rate risk refers to the risk of fluctuations in the value of a fixed-income security due to changes in the general level of interest rates. Interest rate changes can be sudden and unpredictable and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities. An increase in interest rates generally will cause the value of fixed-income securities to decline. Securities with longer maturities generally are more sensitive to interest rate changes and subject to greater fluctuations in value. Changes in interest rates may have unpredictable effects on fixed-income markets and result in heightened volatility and lower liquidity for certain instruments, which may adversely affect the Fund’s performance. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to shareholders.

Issuer Risk. Changes in the financial condition or credit rating of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security’s or instrument’s value. The values of securities of smaller, less well-known issuers can be more volatile than those of larger issuers. Issuer-specific events can have a negative impact on the value of the Fund.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflict, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

New Fund Risk. The Fund is a new fund, with limited operating history, which may result in additional risks for investors in the Fund. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. While shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders.

Portfolio Turnover Risk. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund’s performance.

Prepayment Risk. During periods of falling interest rates, issuers of certain debt obligations may repay principal prior to the security’s maturity, which may cause the Fund to have to reinvest in securities with lower yields or higher risk of default, resulting in a decline in the Fund’s income or return potential.

Reinvestment Risk. The Fund generally intends to hold bonds to maturity and reinvest proceeds into the portfolio. When bonds mature, there is no assurance that reinvestment yields will equal or exceed the yields available at the time of original purchase. In a declining interest rate environment, proceeds may be reinvested at lower yields, reducing the Fund’s overall income. The Sub-Adviser’s discretion to reinvest at shorter maturities does not eliminate this risk.

Repurchase Agreements Risk. If the other party to a repurchase agreement defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value of the security declines, the Fund may lose money.

Stakeholder Data Risk. The Sub-Adviser’s Elimination Framework relies on data from third-party providers. The accuracy of issuer exclusions depends on the completeness and timeliness of the underlying data. Data errors, gaps, or delays may cause an issuer to be incorrectly included in or excluded from the Fund’s investable universe. When an error is identified, the Sub-Adviser corrects it as quickly as possible, which may require selling a position at a loss.

Performance

The Fund is new, and therefore, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information will be available at no cost by visiting the Fund’s website at www.faithinvestorservices.com.

Management

Investment Adviser

Faith Investor Services, LLC

Sub-Adviser

Bright Portfolios, LLC

Trading Sub-Adviser

Vident Asset Management

Portfolio Managers

The following portfolio managers have served as portfolio managers of the Fund since it commenced operations in March 2026.

Benjamin Malick, Chief Investment Officer of the Sub-Adviser

Joshua Barlow, Portfolio Manager of the Sub-Adviser

Jeff Kernagis, CFA, Senior Portfolio Manager, Vident Asset Management

Devin Ryder, CFA, Senior Portfolio Manager, Vident Asset Management

Purchase and Sale of Fund Shares

Authorized Participants

The Fund issues and redeems Shares at NAV only in a large, specified number of Shares each called a “Creation Unit,” or multiples thereof, and only with authorized participants (“Authorized Participants”) which have entered into contractual arrangements with the Fund’s distributor (“Distributor”). Creation Unit transactions are typically conducted in exchange for a portfolio of securities closely approximating the holdings of the Fund and/or cash.

Investors

Individual Shares of the Fund may only be purchased and sold on a national securities exchange through brokers. Shares of the Fund are listed on the Exchange and because Shares will trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealer and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

For more information, visit www.faithinvestorservices.com or call (833) 833-1311.